UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2019 (January 12, 2019)

Keurig Dr Pepper Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33829	98-0517725
(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803

(Address of Principal Executive Offices) (Zip Code)

781-418-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2019, Lambertus J.H. Becht, resigned as Chairman of the Board of Directors (the “Board”) of Keurig Dr Pepper Inc. (the “Company”) and as a director of the Company. Mr. Becht’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 13, 2019, the Board appointed Mr. Robert J. Gamgort, Board member and current President and Chief Executive Officer of the Company, to the additional role of Executive Chairman of the Board, effective immediately.

On January 13, 2019, the Board appointed Fabien Simon as a member of the Board, effective immediately to fill the vacancy created as a result of the resignation of Mr. Becht, to serve for an initial term to expire at the Company’s 2019 annual meeting of stockholders, or until his earlier death, resignation or removal.  No decision has been made with respect to the naming of Mr. Simon to any committees of the Board. There are no arrangements or understandings between Mr. Simon and any other persons pursuant to which Mr. Simon was appointed as a director. There are no related party transactions between the Company and Mr. Simon, and as of the date hereof Mr. Simon does not own any shares of the Company’s common stock.  Mr. Simon will participate in the compensation arrangements for non-employee directors as described in the Form 8-K filed by the Company on July 9, 2018.

A copy of the press release announcing the resignation of Mr. Becht and the appointments of Mr. Gamgort and Mr. Simon is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: January 14, 2019

	By:	/s/ James L. Baldwin
James L. Baldwin
Chief Legal Officer, General Counsel and Secretary